Exhibit 99.1

BRINK’S HOME SECURITY HOLDINGS, INC. ANNOUNCES RECORD DATE AND MEETING DATE FOR SPECIAL MEETING OF SHAREHOLDERS

IRVING, Texas, March 22, 2010 – Brink’s Home Security Holdings, Inc. (“BHS”) (NYSE: CFL), a premier provider of monitored security services in North America, now operating under the brand Broadview Security, announced today that it has established a record date and meeting date for the special meeting of shareholders to vote on the previously announced merger agreement under which Tyco International Ltd. (“Tyco”) (NYSE: TYC) will acquire BHS.

BHS shareholders of record at the close of business on March 31, 2010 will be entitled to vote at the special meeting. The BHS board set the date for the special meeting of shareholders to be May 12, 2010 at 9:30 a.m. CDT at The Westin Dallas Fort Worth Airport located at 4545 West John Carpenter Freeway, Irving, TX 75063.

Other Information

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”) expired on March 4, 2010. The expiration of the HSR review period satisfies one of the conditions necessary for the merger to close.

BHS and Tyco have amended the merger agreement to provide that, to the extent the closing of the merger occurs prior to the distribution date of Tyco’s quarterly dividend, which is currently scheduled to be made on May 26, 2010, BHS shareholders who receive Tyco shares in the merger will receive the applicable dividend for each Tyco share they receive in the merger. Also included as part of the amendment, the pricing period for determining the Tyco share based component of the merger consideration has been changed so that the 10-trading day period (used to calculate the volume-weighted average price of Tyco’s stock on the NYSE) no longer ends on the fourth full trading day prior to the closing date of the merger but now ends on the fifth full trading day prior to such date, still subject to the collar as described in the merger agreement as originally filed.

BHS and Tyco currently anticipate that the merger will close prior to May 19, 2010 subject to the satisfaction of the remaining closing conditions, including approval by the BHS shareholders.

IMPORTANT ADDITIONAL INFORMATION TO BE FILED WITH THE SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction involving Tyco and Brink’s Home Security Holdings, Inc. will be submitted to the shareholders of Brink’s Home Security Holdings for their consideration. In connection with the proposed merger, Tyco has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of Brink’s Home Security Holdings that also constitutes a prospectus of Tyco. The definitive proxy statement/prospectus will be mailed to shareholders of Brink’s Home Security Holdings. INVESTORS AND SECURITY HOLDERS OF BRINK’S HOME SECURITY HOLDINGS ARE URGED TO READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC (when available) by Tyco and Brink’s Home Security Holdings through the web site maintained by the SEC at www.sec.gov. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC (when available) can also be obtained, with respect to Tyco, by directing a request to Investor Relations Department, Tyco International Management Company, 9 Roszel Road, Princeton, New Jersey 08540, or at Tyco’s Investor Relations website at http://investors.tyco.com, under the heading “Investor Relations” and then under the heading “SEC Filings” or, with respect to Brink’s Home Security Holdings, by directing a request to Investor Relations, Brink’s Home Security Holdings, Inc., at 8880 Esters Boulevard, Irving, Texas 75063 or at Brink’s Home Security Holdings’ Investor Relations website at http://www.investors.brinkshomesecurity.com.

PARTICIPANTS IN THE SOLICITATION

Tyco, Brink’s Home Security Holdings and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tyco’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended September 25, 2009, filed with the SEC on November 17, 2009, and its proxy statement for its 2010 annual meeting of shareholders, filed with the SEC on January 15, 2010. Information regarding Brink’s Home Security Holdings’ directors and executive officers is set forth in Brink’s Home Security Holdings’ proxy statement for its 2009 annual meeting, filed with the SEC on April 7, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SAFE HARBOR

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties, including risks and uncertainties related to the benefits from, or completion of, the proposed merger transaction. Such statements include those made regarding the proposed transaction between BHS and Tyco, the expected timetable associated with completing the transaction, and any other statements about the future expectations, beliefs, plans, prospects or goals of the management of BHS and Tyco. Such risks and uncertainties, include, but are not limited to: failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed merger transaction, adverse effects on the market price of our common stock and on our operating results because of a failure to complete the proposed merger transaction, failure to realize the expected benefits of the proposed merger transaction, negative effects of announcement or consummation of the proposed merger transaction on the market price of our common stock, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined companies following the proposed merger transaction; unanticipated expenses such as litigation or legal settlement expenses, and tax law changes. Actual results could differ materially. Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any anticipated results, performance or achievements. For further information regarding risks and uncertainties associated with Tyco’s and Brink’s Home Security Holdings’ businesses, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Tyco’s and Brink’s Home Security Holdings’ respective SEC filings, including, but not limited to, their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained, with respect to Tyco, by contacting Investor Relations Department, Tyco International Management Company, 9 Roszel Road, Princeton, New Jersey 08540 or at Tyco’s Investor Relations website at http://investors.tyco.com/ under the heading “Investor Relations” and then under the heading “SEC Filings” and with respect to Brink’s Home Security Holdings, by contacting Investor Relations, Brink’s Home Security Holdings, Inc., at 8880 Esters Boulevard, Irving, Texas 75063 or at Brink’s Home Security Holdings’ Investor Relations website at http://www.investors.brinkshomesecurity.com or at the SEC’s website, www.sec.gov. Brink’s Home Security Holdings and Tyco disclaim any intention to, and undertake no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise, except as required by law.

ABOUT BRINK’S HOME SECURITY HOLDINGS, INC.

Brink’s Home Security Holdings, Inc. (NYSE: CFL), operating as Broadview Security, headquartered in Irving, Texas, is one of the premier providers of security system monitoring services for residential and commercial properties in North America. The Company operates throughout the United States and Western Canada and services approximately 1.4 million customers. For more information, please visit http://www.broadviewsecurity.com/ or www.brinkshomesecurityholdings.com.

ABOUT TYCO INTERNATIONAL

Tyco International Ltd. (NYSE: TYC) is a diversified, global company that provides vital products and services to customers around the world. Tyco is a leading provider of security products and services, fire protection and detection products and services, valves and controls, and other industrial products. Tyco had 2009 revenue of more than $17 billion and has more than 100,000 employees worldwide. More information on Tyco can be found at http://www.tyco.com/.

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